UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 5, 2007

CHAPARRAL STEEL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-51307	20-2373478
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Ward Road, Midlothian, TX	76065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     972-775-8241

(N/A)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.01 Other Events.

On September 5, 2007, the registrant, announced that its Board of Directors has elected to express no opinion and remain neutral toward the offer by Gerdau Ameristeel Corporation on August 30, 2007 to purchase any and all of Chaparral's outstanding 10% Senior Notes due 2013 and the related consent solicitation. The notes tender offer and related consent solicitation are being conducted in connection with Gerdau Ameristeel Corporation’s previously announced agreement to acquire Chaparral. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2007	CHAPARRAL STEEL COMPANY
By: /s/Robert E. Crawford, Jr.
Vice President and General Counsel